EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of New World Brands, Inc. (the Company) on Form 10-KSB for the year ended May 31, 2005 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), the undersigned, Mark Weber, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to section 906 of the Sarbanes- Oxley Act of 2002 that to the best of our knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New World Brands, Inc.


Date:    August 29, 2005                /s/ Mark Weber
                                        --------------
                                        Mark Weber
                                        Chief Financial Officer
                                        (principal accounting officer)